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                                                                   EXHIBIT 10.54

                     1996 ANNUAL MANAGEMENT INCENTIVE PLAN

                                                                          %
                                                                        SALARY
    POSITION                                       NAME                  RANGE
Chairman & C.E.O.                             Cardwell, Jack              75%

President & C.O.O.                            Schillaci, Joe              75%

Sr. V.P. & C.F.O.                             Finkbeiner, Rick            60%

V.P.- Operations                              Fitzgerald, Walt            60%
V.P.- Petro:Lube                              Latimer, Dave               60%
V.P.- Marketing & Strategic Planning          Clark, Bill                 50%

V.P. - General Counsel                        Vacant                      40%
V.P. - Maintenance & Development              Roberts, Travis             50%
V.P. - National Sales & Promotion             Cardwell, Jim               50%
V.P. - Administration                         Burch, Phil                 40%
V.P. - Planning & Control                     Kill, Chuck                 30%

Controller                                    Haug, David                 30%
Director - Credit & Assistant Treasurer       Caparis, Pete               20%
Director - Financial Planning & Analysis      Vacant                      20%

Director - MIS                                Tisdale, Richard            30%
Director - Petroleum Purchasing               Williams, Grytch            20%
Director - Food Service & Executive Chef      Norris, Al                  40%
Director - Merchandising                      Patrick, Robert             40%
Director - Franchise Operations & Q.A.        Runk, Ken                   40%
Director - Fuel Operations                    Kirkpatrick, Keith          40%

Manager - Fuel Island Project                 Tipton, Dan                 N/A
Director - Advertising & Promotion            Miller, Laurie              20%
Director - Corporte Training                  Pate, John                  20%
Manager - Maintenance & Develop.              Rudy, Clark                 10%
Director - Risk Management                    Tovar, Dan                  10%
Director - Branded Food Concepts              Brehm, Dave                 30%
Director - Field Accounting                   Vacant                      20%
Manager - MIS Program Applications            Vacant                       0%
Manager - Professional Recruitment            Kirby, Tom                  20%

Manager - Food Service Quality Assurance      Phelps, Van                 20%
Manager - Merchandising Quality Assurance     Hanssens, Bill              20%
Manager - Food Service Purchasing             Hotchkiss, Kan              20%
Manager - Merchandise Purchasing              Henning, Curtis             20%
Director - Petro:Lube Development             Payne, Allen                20%

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1/1/96                   1996 ANNUAL MANAGEMENT INCENTIVE PLAN

                                                                                                MIN. TO          % OR $
                   POSITION                FREQUENCY               CRITERIA                     ACHIEVE
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
FUEL       MANAGER                       Quarterly      Profit Center Controllable Profit     25% of Sales         4.00%
ISLAND                                   Annual         Profit Center Operating Contribution      None             0.50%
                                         Annual         Location Operating Contribution          Budget          $ 1,600

           ASSISTANT MANAGER (Pool)      Quarterly      Profit Center Controllable Profit     25% of Sales         2.68%
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TRAVEL     MANAGER                       Quarterly      Profit Center Controllable Profit     18% of Sales         4.00%
STORE                                    Annual         Profit Center Operating Contribution      None             1.00%
                                         Annual         Location Operating Contribution          Budget          $ 1,600

           ASSISTANT MANAGER (Pool)      Quarterly      Profit Center Controllable Profit                          2.68%
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IRON       MANAGER                       Quarterly      Profit Center Controllable Profit     40% of Sales         2.00%
SKILLET                                  Annual         Profit Center Operating Contribution      None             1.00%
                                         Annual         Location Operating Contribution          Budget          $ 1,600

           KITCHEN MANAGER               Quarterly      Profit Center Controllable Profit     40% of Sales         0.50%

           ASSISTANT MANAGER (Pool)      Quarterly      Profit Center Controllable Profit     40% of Sales         1.34%
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PETRO:2    MANAGER                       Quarterly      Profit Center Controllable Profit      5% of Sales         4.00%
                                         Annual         Profit Center Operating Contribution      None             0.50%
                                         Annual         Location Operating Contribution          Budget          $ 1,600

           ASSISTANT MANAGER (Pool)      Quarterly      Profit Center Controllable Profit      5% of Sales         2.68%
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PETRO:     MANAGER                       Quarterly      Profit Center Operating Contribution   Prior Year       0% to 5%
LUBE                                     Annual         Location Operating Contribution          Budget          $ 1,600
                                         Annual         Personal Performance Objectives        Completion        $ 2,000

           ASSOCIATE                     Quarterly      Profit Center Operating Contribution   Prior Year     0% to 0.5%
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